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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                January 1, 2001


                                TALK CITY, INC.
                                ______________
            (Exact name of registrant as specified in its charter)



          Delaware                          333-77455              77-0426524
--------------------------------         ---------------       --------------------
 (State or other jurisdiction              (Commission            (IRS Employer
      of incorporation)                    File Number)         Identification No.)


                           1919 South Bascom Avenue
                                 Campbell, CA
                                     95008

                   (Address of Principal Executive Offices)
                                  (Zip Code)

      Registrant's telephone number, including area code: (408) 871-5200


                ----------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

     A. On January 1, 2001, Thomas P. Hirschfeld resigned from the Company's Board of Directors. Mr. Hirschfeld has served as a director of the Company since October 1997. Mr. Hirschfeld has served as a Managing Director of Patricof & Co. Ventures, Inc., a venture capital company and early investor in the Company, since April 1999.

         On January 1, 2001, Joseph A. Graziano resigned from the Company's Board of Directors. Mr. Graziano has served as a director of the Company since its inception in March 1996 and was the Acting Chief Financial Officer from May 1996 until March 1999.

         The Company changed the authorized number of directors of the Board to four directors with the Board maintaining the authority to expand the number of directors to nine directors, if and when the Board deems that additions to the Board are in the best interests of the Company.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TALK CITY, INC.


Date:  February 12, 2001              By: /s/  Peter H. Friedman
                                          -----------------------
                                          Peter H. Friedman
                                          Chairman and Chief Executive Officer